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                                                                    EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                  REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


I, James L. Murdy, President and Chief Executive Officer of Allegheny Technologies Incorporated, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Allegheny Technologies Incorporated and, except as corrected or supplemented in a subsequent covered report:

       - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Allegheny Technologies Incorporated's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       - Annual Report on Form 10-K of Allegheny Technologies Incorporated filed with the Commission for the year ended December 31, 2001;

       - all quarterly reports on Form 10-Q, all current reports on Form 8-K and all definitive proxy materials of Allegheny Technologies Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       -      any amendments to any of the foregoing.


Date:  August 13, 2002                    /s/ James L. Murdy
                                          -------------------------------------
                                          James L. Murdy
                                          President and Chief Executive Officer

Subscribed and sworn to before me this
  13th   day of   August, 2002

/s/ Mary Beth Luksik
---------------------------------
Notary Public
My Commission Expires:  September 30, 2002